UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2014

 SPHERIX INCORPORATED
(Exact name of registrant specified in its charter)

Delaware	0-5576	52-0849320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6430 Rockledge Drive, Suite 503, Bethesda, MD		20817
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone, including area code: (703) 992-9260

Not Applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Spherix Incorporated (the “Company”) is filing this Amendment No. 1 to Form 8-K (this “Amendment”) to amend its Current Report on Form 8-K dated as of January 6, 2014, originally filed with the United States Securities and Exchange Commission on January 7, 2014 (the “Original Form 8-K”). This Amendment is being filed to correct the caption of the primary disclosure to clarify that the disclosure constitutes Regulation FD disclosure furnished under Item 7.01 and to make a conforming change with respect to a reference to the exhibit to the Original Form 8-K.

AMENDMENTS

The Original Form 8-K is hereby amended as follows:

1.	The caption reading “ITEM 8.01 OTHER EVENTS.” In the Original Form 8-K is hereby deleted and replaced with the caption “ITEM 7.01 REGULATION FD DISCLOSURE.”

2.	The word “filed” in paragraph (d) under ITEM 9.01 of the Original Form 8-K is hereby deleted and replaced with the word “furnished”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPHERIX INCORPORATED

Date: November 6, 2014	By:	/s/ Anthony Hayes
	Name:	Anthony Hayes
	Title:	Chief Executive Officer